Prospectus Supplement                                              211968  4/04
dated April 15, 2004 to the Class A and Class Y prospectuses of:
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Putnam Capital Appreciation Fund (Class A only)
Putnam Capital Opportunities Fund
Putnam Discovery Growth Fund
The George Putnam Fund of Boston
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Small Cap Growth Fund (Class Y only)
Putnam Small Cap Value Fund
Putnam Vista Fund
Putnam Voyager Fund
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Prospectuses of the funds listed above are supplemented as follows:

Redemption fees. Effective May 3, 2004, the section entitled "FEES AND EXPENSES" is revised to disclose that a 2.00% redemption fee may apply to any shares purchased on or after May 3, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

In addition, effective May 3, 2004, the following paragraph is inserted as the second paragraph in the section entitled "How do I sell fund shares?":

For shares purchased on or after May 3, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, effective May 3, 2004, the following replaces the second paragraph in the section entitled "How do I exchange fund shares?":

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after May 3, 2004, the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after May 3, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.